Exhibit 25

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

THE BANK OF NEW YORK MELLON

TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558
(Jurisdiction of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

400 South Hope Street Suite 400 Los Angeles, California	90071
(Address of principal executive offices)	(Zip code)

Eaton Corporation plc

(Exact name of obligor as specified in its charter)

Ireland	98-1059235
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Eaton House, 30 Pembroke Road Dublin 4 Ireland
(Address of principal executive offices)	(Zip code)

Eaton Corporation

(Exact name of obligor as specified in its charter)

Ohio	34-0196300
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1000 Eaton Boulevard Cleveland, Ohio	44122
(Address of principal executive offices)	(Zip code)

Turlock B.V.

(Exact name of obligor as specified in its charter)

The Netherlands	98-1116699
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Europalann 202 7559 SC Henglo The Netherlands
(Address of principal executive offices)	(Zip code)

Eaton US Holdings, Inc.

(Exact name of obligor as specified in its charter)

Ohio	45-5551329
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1000 Eaton Boulevard Cleveland, Ohio	44122
(Address of principal executive offices)	(Zip code)

Eaton Controls (Luxembourg) S.à.r.l.

(Exact name of obligor as specified in its charter)

Luxembourg	98-1116654
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Rue Eugene Rupert 12 L-2453 Luxembourg
(Address of principal executive offices)	(Zip code)

Eaton Technologies (Luxembourg) S.à.r.l.

(Exact name of obligor as specified in its charter)

Luxembourg	98-1116656
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Rue Eugene Rupert 12 L-2453 Luxembourg
(Address of principal executive offices)	(Zip code)

Eaton Aeroquip LLC

(Exact name of obligor as specified in its charter)

Ohio	26-3155882
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1000 Eaton Boulevard Cleveland, Ohio	44122
(Address of principal executive offices)	(Zip code)

Eaton Aerospace LLC

(Exact name of obligor as specified in its charter)

Delaware	34-1926527
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1000 Eaton Boulevard Cleveland, Ohio	44122
(Address of principal executive offices)	(Zip code)

Eaton Hydraulics LLC

(Exact name of obligor as specified in its charter)

Delaware	26-3155993
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1000 Eaton Boulevard Cleveland, Ohio	44122
(Address of principal executive offices)	(Zip code)

Eaton Leasing Corporation

(Exact name of obligor as specified in its charter)

Ohio	34-1349740
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1000 Eaton Boulevard Cleveland, Ohio	44122
(Address of principal executive offices)	(Zip code)

Wright Line Holding, Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-0797854
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1000 Eaton Boulevard Cleveland, Ohio	44122
(Address of principal executive offices)	(Zip code)

Wright Line LLC

(Exact name of obligor as specified in its charter)

Delaware	03-0471268
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1000 Eaton Boulevard Cleveland, Ohio	44122
(Address of principal executive offices)	(Zip code)

Cooper Industries

(Exact name of obligor as specified in its charter)

Ireland	98-0632292
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Eaton House 30 Pembroke Road Dublin 4 Ireland
(Address of principal executive offices)	(Zip code)

Eaton Electric Holdings LLC

(Exact name of obligor as specified in its charter)

Delaware	76-0518215
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1000 Eaton Boulevard Cleveland, Ohio	44122
(Address of principal executive offices)	(Zip code)

Cooper Offshore Holdings S.à.r.l.

(Exact name of obligor as specified in its charter)

Luxembourg	98-0357009
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Rue Eugene Rupert 12 L-2453 Luxembourg
(Address of principal executive offices)	(Zip code)

Cooper B-Line, Inc.

(Exact name of obligor as specified in its charter)

Delaware	76-0638615
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

509 West Monroe Street Highland, Illinois	62249
(Address of principal executive offices)	(Zip code)

Cooper Bussmann, LLC

(Exact name of obligor as specified in its charter)

Delaware	76-0554116
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

114 Old State Road Ellisville, Missouri	63021
(Address of principal executive offices)	(Zip code)

Cooper Crouse-Hinds, LLC

(Exact name of obligor as specified in its charter)

Delaware	20-1288146
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Wolf & 7th North Streets Syracuse, New York	13221-4999
(Address of principal executive offices)	(Zip code)

Cooper Lighting, LLC

(Exact name of obligor as specified in its charter)

Delaware	76-0554120
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1121 Highway 74 South Peachtree City, Georgia	30269
(Address of principal executive offices)	(Zip code)

Cooper Power Systems, LLC

(Exact name of obligor as specified in its charter)

Delaware	76-0253330
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

2300 Badger Drive Waukesha, Wisconsin	53188
(Address of principal executive offices)	(Zip code)

Cooper Wiring Devices, Inc.

(Exact name of obligor as specified in its charter)

New York	11-0701510
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

203 Cooper Circle Peachtree City, Georgia	30269
(Address of principal executive offices)	(Zip code)

Eaton Capital

(Exact name of obligor as specified in its charter)

Ireland	98-1006842
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Eaton House 30 Pembroke Road Dublin 4 Ireland
(Address of principal executive offices)	(Zip code)

Debt Securities and Guarantees of Debt Securities

(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219

Federal Reserve Bank	San Francisco, CA 94105

Federal Deposit Insurance Corporation	Washington, DC 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 20th day of February, 2015.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Jonathan Glover
Name:	Jonathan Glover
Title:	Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 400, Los Angeles, CA 90071

At the close of business December 31, 2014, published in accordance with Federal regulatory authority instructions.

Dollar amounts in thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	2,244
Interest-bearing balances	283
Securities:
Held-to-maturity securities	0
Available-for-sale securities	681,797
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	181,700
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	13,215
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	856,313
Other intangible assets	103,947
Other assets	117,698

Total assets	$1,957,197

LIABILITIES

Deposits:
In domestic offices	502
Noninterest-bearing	502
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	0
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	257,630
Total liabilities	258,132
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,122,182
Not available
Retained earnings	575,618
Accumulated other comprehensive income	265
Other equity capital components	0
Not available
Total bank equity capital	1,699,065
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,699,065

Total liabilities and equity capital	1,957,197

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I, Matthew J. McNulty, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Matthew J. McNulty	)	CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Antonio I. Portuondo, President	)
William D. Lindelof, Director	)	Directors (Trustees)
Alphonse J. Briand, Director	)

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